EXHIBIT 99.3

                LETTER OF TRANSMITTAL AND FORM OF CASH ELECTION
                        AS TO SHARES OF COMMON STOCK OF
                               SANTA MONICA BANK

                                  INTRODUCTION

    This Letter of Transmittal and Form of Cash Election ("Letter of Transmittal") is provided in connection with the proposed merger (the "Merger") of Santa Monica Bank with and into Western Bank or another wholly-owned subsidiary of Western Bancorp ("Western") pursuant to the Agreement and Plan of Merger, dated as of July 30, 1997, and amended and restated as of November 20, 1997, by and among Western, Santa Monica Bank and Western Bank (the "Merger Agreement").

    This Letter of Transmittal must be completed by holders of shares of common stock, par value $3.00 per share, of Santa Monica Bank (the "Shares" or "Santa Monica Bank Stock") who wish to make an election (a "Cash Election ") in respect of all or some of their Shares to receive $28 in cash per share of Santa Monica Bank Stock (the "Cash Consideration"). If you do not wish to receive Cash Consideration for at least some of your Shares, you do not need to complete this Letter of Transmittal. Any shareholders who do not make a Cash Election in respect to all of their Shares will be sent a new letter of transmittal after the Merger is consummated, with appropriate instructions at that time. The election process is set forth in the Merger Agreement, which is attached as Appendix A to and summarized in the Joint Proxy Statement-Prospectus, dated November 20, 1997 (the "Proxy Statement"). EACH SHAREHOLDER SHOULD READ CAREFULLY THE MERGER AGREEMENT AND THE PROXY STATEMENT PRIOR TO MAKING AN ELECTION.

    In connection with the Merger, each holder of Santa Monica Bank Stock is entitled to elect to receive either the Cash Consideration or, subject to certain limitations set forth in the Merger Agreement, 0.875 shares (the "Stock Consideration") of common stock, no par value, of Western ("Western Stock") for each share of Santa Monica Bank Stock held by such holder. If a holder does not make a Cash Election with respect to any Shares held by such holder, such holder will not be entitled to elect to receive the Cash Consideration in exchange for such Shares in the Merger and will be deemed to have elected to receive the Stock Consideration with respect to such Shares.

    A holder of Shares exchanged pursuant to the Merger who would otherwise have been entitled to receive a fraction of a share of Western Stock will receive cash in an amount equal to such fractional proportion of the price of a share of Western Stock as of the close of business on the day immediately prior to the Effective Time.

    In addition, there can be no assurance that holders of Santa Monica Bank Stock who decide to receive Stock Consideration in the Merger will receive Western Stock with respect to any or all shares of Santa Monica Bank Stock held by such holders. As set forth in the Merger Agreement, if the number of shareholders of Santa Monica Bank electing to receive Cash Consideration is so great as to prevent a reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended, and Western does not choose to increase the Stock Consideration, Western will not issue any shares of Western Stock in the Merger. Also, subject to possible adjustment as described in the Merger Agreement, Western has fixed a maximum number of shares of Western Stock to be issued in the Merger. If the election process would otherwise result in holders of Santa Monica Bank Stock receiving a number of shares of Western Stock that is in excess of that maximum number, the procedures for allocating Western Stock and cash, as described in the Merger Agreement and the Proxy Statement, will be followed by the Exchange Agent (who is designated herein).

    Neither the Western Board of Directors not the Santa Monica Bank Board of Directors makes any recommendation as to the type of consideration shareholders should elect to receive. Each shareholder must make his or her own decision with respect to such election.

                             MAKING A CASH ELECTION

    For a Cash Election to be properly made and effective, this Letter of Transmittal, properly completed, together with the certificates (the "Certificates") representing Shares covered by such Cash Election (or with (i) a Guarantee of Delivery as provided herein or (ii) the documents required pursuant to Instruction C4 concerning lost certificates) and all other required documents, must be received by the Exchange Agent at or prior to 5:00 p.m.,
Pacific Standard Time, on January   , 1998 (the "Election Deadline"). THE SHARES
OF SANTA MONICA BANK SHAREHOLDERS WHOSE LETTERS OF TRANSMITTAL AND ALL REQUIRED DOCUMENTS ARE NOT RECEIVED AT OR PRIOR TO THE ELECTION DEADLINE WILL BE DEEMED TO BE SHARES WITH RESPECT TO WHICH SUCH SHAREHOLDERS HAVE ELECTED TO RECEIVE THE STOCK CONSIDERATION. Such Cash Election is subject to (a) the terms, conditions, and limitations set forth in the Merger Agreement and summarized in the Proxy Statement and (b) the accompanying instructions. The Merger Agreement and the Proxy Statement are incorporated herein by reference. Any capitalized terms used in this Letter of Transmittal but not defined herein shall have the meanings given to them in the Proxy Statement. Additional copies of the Proxy Statement are available from Santa Monica Bank upon request (see Instruction C3). THE INSTRUCTIONS TO THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

    Shareholders who wish to ensure that they receive cash for their Shares should deliver this Letter of Transmittal, properly completed and accompanied by all required documents no later than the Election Deadline, to the Exchange Agent at the address set forth below.

                             The Exchange Agent is:

                        U.S. STOCK TRANSFER CORPORATION

                         1745 GARDENA AVENUE, SUITE 200
                        GLENDALE, CALIFORNIA 91204-2991
                           TELEPHONE: (818) 502-1404
                           FACSIMILE: (818) 502-0674

    Delivery of this Letter of Transmittal to an address other than as set forth above will not constitute a valid delivery. You must sign this Letter of Transmittal where indicated below and complete the Substitute Form W-9 provided herewith.

    This Letter of Transmittal, completed, signed and accompanied by your Certificates (or a completed Guarantee of Delivery or the documents required pursuant to Instruction C4 concerning lost certificates) and all other required documents, should be returned to the Exchange Agent in the accompanying envelope. In order to elect to receive the Cash Consideration in the Merger in respect of all or some of your shares of Santa Monica Bank Stock, you must complete and return this Letter of Transmittal and the other required documents at or prior to the Election Deadline. Any such Cash Election may be revoked at any time at or prior to the Election Deadline (see Instruction B4). If the Merger is not consummated, your Certificates will be returned to you. However, if the Merger is consummated, you will not have another opportunity after the Election Deadline to make a Cash Election to receive the Cash Consideration.

To:  U.S. Stock Transfer Corporation
    1745 Gardena Avenue, Suite 200
    Glendale, California 91204-2991

Ladies and Gentlemen:

    The undersigned hereby surrenders the Certificates listed in Box B below (or guarantees delivery of such Certificates in accordance with a Guarantee of Delivery), and makes the election set forth in Box A below. The undersigned understands that the purpose of the election procedures described herein is to permit holders of Shares to express their preference to receive cash in the Merger.

    In connection with the Merger, each holder of Santa Monica Bank Stock is entitled to elect to receive either the Cash Consideration or, subject to certain limitations set forth in the Merger Agreement, the Stock Consideration for each share of Santa Monica Bank Stock held by such holder. If a holder does not make a Cash Election with respect to any Shares held by such holder, such holder will not be entitled to elect to receive the Cash Consideration in exchange for such Shares in the Merger and will be deemed to have elected to receive the Stock Consideration with respect to such Shares

    Notwithstanding the foregoing, the holder of Shares exchanged pursuant to the Merger who would otherwise have been entitled to receive a fraction of a share of Western Stock will receive cash in an amount equal to such fractional proportion of the price of a share of Western Stock as of the close of business on the day immediately prior to the Effective Time. In addition, there can be no assurance that holders of Santa Monica Bank Stock will receive Western Stock with respect to any or all shares of Santa Monica Bank Stock held by such holders. As set forth in the Merger Agreement, if the number of shareholders of Santa Monica Bank electing to receive Cash Consideration is so great as to prevent a reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended, and Western does not choose to increase the Stock Consideration, Western will not issue any shares of Western Stock in the Merger. Also, subject to possible adjustment as described in the Merger Agreement, Western has fixed a maximum number of shares of Western Stock to be issued in the Merger. If the election process would otherwise result in holders of Santa Monica Bank Stock receiving a number of shares of Western Stock that is in excess of that maximum number, the procedures for allocating Western Stock and cash, as described in the Merger Agreement and the Proxy Statement, will be followed by the Exchange Agent.

    Neither the Western Board of Directors nor the Santa Monica Bank Board of Directors makes any recommendation as to the type of consideration shareholders should elect to receive. Each shareholder must make his or her own decision with respect to such election.

    By completing Box A below, each Santa Monica Bank Shareholder may choose to receive Cash Consideration with respect to some or all of the Shares held by such holder.

                                     BOX A

--------------------------------------------------------------------------------

                                    ELECTION
                              (Check only one box)

    The undersigned, subject to the terms and conditions set forth in this Letter of Transmittal, including the Merger Agreement incorporated herein by reference, makes the following election with respect to the undersigned's
Shares:

    / / An election to receive Cash Consideration with respect to ALL of the undersigned's Shares.

    / / An election to receive Cash Consideration with respect to A PORTION of the undersigned's Shares and to receive Stock Consideration with respect to the remainder of the undersigned's Shares, as allocated below:

 (IF ELECTING TO RECEIVE CASH CONSIDERATION ONLY FOR A PORTION OF YOUR SHARES,
     FILL IN BOTH THE NUMBER OF SHARES FOR WHICH YOU WISH TO RECEIVE CASH CONSIDERATION AND THE NUMBER OF SHARES FOR WHICH YOU WISH TO RECEIVE STOCK
                                 CONSIDERATION)

 CASH CONSIDERATION     STOCK CONSIDERATION           TOTAL
   (NO. OF SHARES)        (NO. OF SHARES)        (NO. OF SHARES)

    Any Shares of the undersigned as to which the undersigned has not made an effective Cash Election will be converted at the Effective Time into the right to receive Stock Consideration, subject to certain limitations set forth in the Merger Agreement.

--------------------------------------------------------------------------------

    ALL SHAREHOLDERS MAKING AN ELECTION TO RECEIVE CASH CONSIDERATION FOR ALL OR A PORTION OF THEIR SHARES MUST COMPLETE THE DESCRIPTION OF SHARES IN BOX B TO SPECIFY THE SHARES COVERED BY SUCH ELECTION.

                                     BOX B

--------------------------------------------------------------------------------

                             DESCRIPTION OF SHARES
  IF YOU ELECTED IN BOX A TO RECEIVE CASH CONSIDERATION WITH RESPECT TO ALL OF
 YOUR SHARES, LIST BELOW ALL OF YOUR CERTIFICATES AND THE SHARES REPRESENTED BY
  EACH CERTIFICATE. IF YOU ELECTED IN BOX A TO RECEIVE CASH CONSIDERATION ONLY
     WITH RESPECT TO A PORTION OF YOUR SHARES, LIST BELOW THE CERTIFICATES
     REPRESENTING SHARES FOR WHICH YOU WISH TO RECEIVE CASH CONSIDERATION.
--------------------------------------------------------------------------------
                    NAME AND ADDRESS OF REGISTERED HOLDER(S)
                           (PLEASE FILL IN, IF BLANK)
--------------------------------------------------------------------------------
                                                     NUMBER OF SHARES
                                                      REPRESENTED BY
                                                     EACH CERTIFICATE
          CERTIFICATE NO. OF
             CERTIFICATES
             SURRENDERED
            (OR COVERED BY
             GUARANTEE OF
              DELIVERY)
--------------------------------------------------------------------------------

            -------------                             -------------

            -------------                             -------------

            -------------                             -------------

            -------------                             -------------

            -------------                             -------------

            -------------                             -------------

            -------------                             -------------
                                                      TOTAL SHARES:

                                                      -------------
--------------------------------------------------------------------------------

    In lieu of delivering Certificates herewith, shareholders may make a Cash Election by delivering a Letter of Transmittal at or prior to the Election Deadline and complying with Guarantee of Delivery procedures, including (i) the delivery with the Letter of Transmittal of a completed Guarantee of Delivery set forth in Box C and (ii) delivery of the Certificates on a timely basis. See Instruction A2. Cash Elections with respect to all Shares subject to a Guarantee of Delivery must be made at the time the Guarantee of Delivery is executed. If the guarantor fails to deliver the Certificates in accordance with the terms of the Guarantee of Delivery, any purported Cash Election with respect to Certificates subject to such guarantee will be void.

                                     BOX C

--------------------------------------------------------------------------------

                             GUARANTEE OF DELIVERY
         (TO BE USED ONLY IF CERTIFICATES ARE NOT SURRENDERED HEREWITH)
                               SEE INSTRUCTION A2

The undersigned, a member firm of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office or correspondent in the United States, hereby guarantees delivery to the Exchange Agent, at its address set forth above, of Certificates for the Shares to which this Letter of Transmittal relates, duly endorsed in blank or otherwise acceptable in form for transfer on the books of Santa Monica Bank, no later than 5:00 p.m., Pacific Standard Time, on the third business day after the date of execution of this Guarantee of Delivery. THIS BOX IS NOT TO BE USED TO GUARANTEE SIGNATURES. SEE BOX F.

Dated: , 199_
                                                          (Firm--Please Print)
No. of Shares:
                                                         (Authorized Signature)

                                                               (Address)
                                                  Tel. No. (including area code):

--------------------------------------------------------------------------------

    THE UNDERSIGNED HEREBY CERTIFIES THAT THE ELECTION SET FORTH HEREIN COVERS SHARES OF SANTA MONICA BANK STOCK REGISTERED IN THE NAME OF THE UNDERSIGNED AND EITHER (I) BENEFICIALLY OWNED BY THE UNDERSIGNED OR (II) OWNED BY THE UNDERSIGNED IN ANY REPRESENTATIVE OR FIDUCIARY CAPACITY FOR A PARTICULAR BENEFICIAL OWNER OR FOR ONE OR MORE BENEFICIAL OWNERS.

    The undersigned authorizes and instructs you, as Exchange Agent, to deliver the Shares covered hereby and to receive on behalf of the undersigned, in exchange for the Shares covered hereby, any check for the Cash Consideration to be received in the Merger.

    The undersigned understands and acknowledges that all questions as to the validity, form and eligibility of any election and delivery and/or surrender of Certificates hereunder shall be determined by the Exchange Agent, or as otherwise provided by the Merger Agreement or Instruction A7 hereof, and any such determinations shall be final and binding. No authority herein conferred or agreed to be conferred shall be affected by, and all such authority shall survive, the death or incapacity of the undersigned. All obligations of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

    Unless otherwise indicated in Box D below entitled "Special Payment Instructions," please issue any check in the name of the registered holder(s) of the Shares appearing in Box B above under "Description of Shares." Similarly, unless otherwise indicated in Box E below entitled "Special Delivery Instructions," please mail any check to the registered holder(s) of the Shares at the address(es) of the registered holder(s) appearing in Box B above under "Description of Shares." In the event that Boxes D and E entitled "Special Payment Instructions" and "Special Delivery Instructions" are both completed, please issue any check in the name(s) of, and mail such check to, the person(s) so indicated.

                  BOX D                                   BOX E

-------------------------------------------

                          SPECIAL PAYMENT INSTRUCTIONS
                          (SEE INSTRUCTIONS A6 AND C2)

      To be completed ONLY if the check is to be made payable to the name of someone other than the undersigned.

  Name: ______________________________________________________________________
                                 (PLEASE PRINT)

  Address: ___________________________________________________________________

  ____________________________________________________________________________

  ____________________________________________________________________________
                               (INCLUDE ZIP CODE)

------------------------------------------------------
------------------------------------------------------

                         SPECIAL DELIVERY INSTRUCTIONS
                             (SEE INSTRUCTIONS C2)

      To be completed ONLY if the check is to be mailed to someone other than the undersigned or to the undersigned at an address other than that shown under "Description of Shares." Mail check to:

  Name: ______________________________________________________________________
                                 (PLEASE PRINT)

  Address: ___________________________________________________________________

  ____________________________________________________________________________

  ____________________________________________________________________________
                               (INCLUDE ZIP CODE)
   -----------------------------------------------------------

                                   IMPORTANT!
                 ALL SANTA MONICA BANK SHAREHOLDERS SUBMITTING
                   THIS LETTER OF TRANSMITTAL MUST SIGN HERE

    The undersigned hereby represents and warrants that the undersigned has full power and authority to complete and deliver this Letter of Transmittal and to surrender the Certificate(s) surrendered herewith (or any Certificates covered by a Guarantee of Delivery in accordance with the terms hereof), free and clear of any liens, claims, charges or encumbrances whatsoever. The undersigned, upon request, shall execute and deliver all additional documents deemed by the Exchange Agent or Western to be necessary or desirable to complete the assignment, transfer, cancellation and retirement of the Shares covered hereby.

-------------------------------------------

  SIGN HERE:

  ____________________________________________________________________________

  ____________________________________________________________________________

                          (Signature(s) of holder(s))

  Name(s):

  ____________________________________________________________________________

  ____________________________________________________________________________

                                 (Please Print)

  (Area Code and Telephone Number)

  Dated: _____________________________________________________________________

  Must be signed by registered holder(s) exactly as name(s) appear(s) on stock certificate(s) or (see Instruction A5) by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by attorney, executor, administrator, trustee or guardian or other acting in a fiduciary capacity, set forth full title and see Instruction A5.

-------------------------------------------

                                     BOX F
-------------------------------------------

                              SIGNATURE GUARANTEE
                          (COMPLETE ONLY IF REQUIRED)
                           SEE INSTRUCTIONS A5 AND A6

                    NOTE: NOTARIZATION BY A NOTARY PUBLIC IS
                                 NOT ACCEPTABLE

                              FOR USE BY ELIGIBLE
                               INSTITUTIONS ONLY.
                          PLACE MEDALLION GUARANTEE IN
                                  SPACE BELOW.

  ----------------------------------------------

                           IMPORTANT TAX INFORMATION

    In order to ensure compliance with federal income tax requirements, each holder of Shares is requested to provide the Exchange Agent with his or her correct TIN and to certify whether he or she is subject to backup federal income tax withholding by completing and signing the Substitute Form W-9 below. (See Instruction C7 and accompanying Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.)

----------------------------------------------------------------------------------------------------------------
                SUBSTITUTE                  PLEASE FILL IN YOUR NAME AND ADDRESS
                                            --------------------------------------------------------------------
                 FORM W-9                   Name (if joint names, list first   ---------------------------------
        Department of the Treasury          and circle the name of the person  ---------------------------------
         Internal Revenue Service           or entity whose TIN is entered in
                                            Part 1)

       Payor's Request for Taxpayer         Address (number and street) City,  ---------------------------------
       Identification Number (TIN)          State and Zip Code                 ---------------------------------
------------------------------------------
PART 1--PLEASE PROVIDE YOUR TAXPAYER
IDENTIFICATION NUMBER IN THE BOX AT RIGHT
AND CERTIFY BY SIGNING AND DATING BELOW.    ---------------------------------  ---------------------------------
See "Guidelines for Certification of             Social Security Number         Employee Identification Number
Taxpayer Identification Number" for
Instructions.

If you are awaiting your TIN, check the box at right and complete the
"Certificate of Awaiting Taxpayer Identification Number" below.                Awaiting TIN / /
------------------------------------------
PART 2--IF YOU ARE EXEMPT FROM BACKUP WITHHOLDING, check the box at right      Exempt / /
------------------------------------------
PART 3--CERTIFICATION
UNDER PENALTIES OF PERJURY, I CERTIFY THAT:
 (1)  The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me) and
 (2)  I am not subject to backup withholding because (a) I am exempt from backup withholding or (b) I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding, as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.
CERTIFICATION INSTRUCTIONS--You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. However, if after being notified by the IRS that you are subject to backup withholding you received another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out item (2).
----------------------------------------------------------------------------------------------------------------

 Signature -------------------------------------------------------------              Date------------------- ,
 199

----------------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THE SUBSTITUTE FORM W-9 WITH THIS LETTER OF TRANSMITTAL AND FORM OF CASH ELECTION MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE MERGER. PLEASE REVIEW INSTRUCTION C7 AND "GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9" PROVIDED HEREWITH FOR ADDITIONAL DETAILS.

-----------------------------------------------------------------------------------------
                 CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER
I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or
Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within 60 days, 31% of all reportable payments made to me thereafter will be withheld until I provide such number.

 Signature -------------------------------------------------       Date---------------,
 199--
-----------------------------------------------------------------------------------------

                     INSTRUCTIONS TO LETTER OF TRANSMITTAL

A.  LETTER OF TRANSMITTAL

    1. DELIVERY OF LETTER OF TRANSMITTAL AND CERTIFICATES. This Letter of Transmittal is to be used if Certificates are forwarded herewith or if delivery of the Santa Monica Bank Stock covered hereby is guaranteed in accordance with the terms hereof. Certificates evidencing all shares of Santa Monica Bank Stock covered hereby (or a Guarantee of Delivery as provided herein), together with a properly completed and duly executed Letter of Transmittal (or manually signed facsimile thereof), with any required signature guarantees, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth in the Letter of Transmittal at or prior to the Election Deadline. THE SHARES OF SANTA MONICA BANK SHAREHOLDERS WHOSE LETTERS OF TRANSMITTAL AND ALL REQUIRED DOCUMENTS ARE NOT RECEIVED AT OR PRIOR TO THE ELECTION DEADLINE WILL BE DEEMED TO BE SHARES WITH RESPECT TO WHICH SUCH SHAREHOLDERS HAVE ELECTED TO RECEIVE THE STOCK CONSIDERATION. If a Santa Monica Bank Shareholder does not wish to receive Cash Consideration for any Shares, this Letter of Transmittal need not be returned.

    2. GUARANTEE OF DELIVERY. In lieu of forwarding Certificates, shareholders may deliver their Certificates pursuant to the guaranteed delivery procedure contained herein. Pursuant to the guaranteed delivery procedure: (i) a properly completed and duly executed Letter of Transmittal with any required signature guarantees and with Box C entitled "Guarantee of Delivery" properly completed and duly executed, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at or prior to the Election Deadline; and (ii) the Certificates in proper form for transfer must be received by the Exchange Agent no later than 5:00 p.m., Pacific Standard Time, on the third business day after the date of execution of the Guarantee of Delivery. If the guarantor fails to deliver on a timely basis the Certificates in accordance with applicable guaranteed delivery procedures, any purported Cash Election with respect to Certificates subject to such guarantee will be void.

    3. SHARES HELD BY NOMINEES, TRUSTEES OR OTHER REPRESENTATIVES. Any record holder of Santa Monica Bank Stock who holds such Santa Monica Bank Stock as a nominee, trustee or in another representative or fiduciary capacity (a "nominee") may submit one or more Letters of Transmittal covering the aggregate number of shares of Santa Monica Bank Stock held by such nominee for the beneficial owners for whom the nominee is making a Cash Election. If Certificates are forwarded to the Exchange Agent in multiple deliveries, a properly completed and duly executed Letter of Transmittal must accompany each such delivery. Any nominee who submits a Letter of Transmittal may be required to provide the Exchange Agent with such documents and/or certifications (in addition to any evidence of authority required by Instruction A5) as may be requested in order to satisfy the Exchange Agent that such nominee holds for a particular beneficial owner the Santa Monica Bank Stock covered thereby. If any Shares of Santa Monica Bank Stock held by a nominee are not covered by an effective Cash Election, they will be deemed to be Shares with respect to which such nominee has elected to receive Stock Consideration.

    4. METHOD OF DELIVERY. THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, CERTIFICATES AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND RISK OF THE SENDER, AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. The risk of loss of such Certificate(s) shall pass only after the Exchange Agent has actually received the Certificate(s). If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed to ensure timely delivery by the Election Deadline.

    5. SIGNATURES ON LETTER OF TRANSMITTAL; STOCK POWERS AND CERTIFICATE ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the Shares covered hereby, the signature(s) must correspond with the name(s) on the face of the Certificates evidencing such Shares without alteration or any other change whatsoever.

    If any of the Shares covered hereby are owned of record by two or more persons, all such persons must sign this Letter of Transmittal. If any Certificates delivered herewith are registered in the names of different holders, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of such Certificates.

    If this Letter of Transmittal is signed by the registered holder(s) of the Shares covered hereby, no endorsements of Certificates or separate stock powers are required, unless checks are to be payable to the order of, or registered in the name of, a person other than the registered holder(s) of such Shares, in which case Box D must be completed and the Certificate(s) evidencing the Shares must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on such Certificate(s). Signatures on such Certificate(s) and stock powers must be guaranteed by an Eligible Institution (as defined in Instruction A6).

    If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares covered hereby, the Certificate(s) evidencing such Shares must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on such Certificate(s). Signatures on such Certificate(s) and stock powers must be guaranteed by an Eligible Institution.

    IF THIS LETTER OF TRANSMITTAL OR ANY CERTIFICATE OR STOCK POWER IS SIGNED BY A TRUSTEE, EXECUTOR, ADMINISTRATOR, GUARDIAN, ATTORNEY-IN-FACT, OFFICER OF A CORPORATION, OR OTHER PERSON ACTING IN A FIDUCIARY OR REPRESENTATIVE CAPACITY, SUCH PERSON SHOULD SO INDICATE WHEN SIGNING, AND PROPER EVIDENCE SATISFACTORY TO THE EXCHANGE AGENT OF SUCH PERSON'S AUTHORITY TO SO ACT MUST BE SUBMITTED.

    6. GUARANTEE OF SIGNATURES. Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a bank, broker, dealer, credit union, savings association or other entity that is a member in good standing of the Securities Transfer Association's Medallion Program (each, an "Eligible Institution"). No signature guarantee is required on this Letter of Transmittal if this Letter of Transmittal is signed by the registered holder(s) of Certificates covered hereby, unless such holder(s) has completed either the box entitled "Special Delivery Instructions" or the box entitled "Special Payment Instructions." In addition, if a Certificate is registered in the name of a person other than the signer of this Letter of Transmittal, or if checks are to be payable to the order of a person other than the registered holder(s), then the Certificate must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on the Certificate, with the signature(s) on such Certificate or stock powers guaranteed by an Eligible Institution.

    7. DETERMINATION OF PROPER CASH ELECTION. The Exchange Agent will have the reasonable discretion to determine whether Letters of Transmittal have been properly or timely completed, signed and submitted, modified or revoked, and to disregard immaterial defects in Letters of Transmittal. In all such matters, the decision of the Exchange Agent, and any decision of Western and Santa Monica Bank required by the Exchange Agent and made in good faith, shall be conclusive and binding. The Exchange Agent will not be under any obligation to notify any person of any defect in a Letter of Transmittal or other documents submitted to the Exchange Agent. No alternative, conditional or contingent Cash Elections will be accepted. If the Exchange Agent shall reasonably determine that any purported Cash Election was not properly made, such purported Cash Election will be of no force and effect and the shareholder making such purported Cash Election shall be deemed not to have made a Cash Election and the Shares covered thereby shall be deemed to be Shares with respect to which such shareholder has elected to receive the Stock Consideration.

    8. INADEQUATE SPACE. If the space provided in Box B under "Description of Shares" is inadequate, the Certificate numbers and the number of Shares evidenced by such Certificates should be listed on a separate schedule and attached to the Letter of Transmittal.

    9. TERMINATION OF MERGER AGREEMENT. All Cash Elections will be revoked automatically if the Exchange Agent is notified in writing by Western or Santa Monica Bank that the Merger Agreement has been terminated, and Certificates will be promptly returned to the persons who have submitted them by registered mail (with attendant delay).

    10. DISSENTERS' RIGHTS. Holders of Santa Monica Bank Stock who wish to exercise Dissenters' Rights should not complete this Letter of Transmittal. Western will regard any record holder of Santa Monica Bank Stock who has delivered a written demand for Dissenters' Rights and who subsequently delivers a Letter of Transmittal to the Exchange Agent as having withdrawn such demand for Dissenters' Rights. Western will regard any holder who has delivered a Letter of Transmittal and who simultaneously or subsequently makes a written demand for Dissenters' Rights as having revoked his or her Cash Election. For information concerning Dissenters' Rights, see the information set forth in Appendix D of the Proxy Statement and the summary set forth therein under the caption "THE MERGER--Dissenters' Rights."

B.  ELECTION PROCEDURES

    1. ELECTIONS. By completing Box A entitled "Election" and this Letter of Transmittal, and making the deliveries required hereby, each in accordance with these instructions, a Santa Monica Bank Shareholder may receive Cash Consideration with respect to some or all of the Shares held by such holder. In connection with making a Cash Election, a Santa Monica Bank Shareholder should read carefully the Merger Agreement and the Proxy Statement, including the information contained in the Proxy Statement under "THE MERGER--Certain Federal Income Tax Consequences." Each Santa Monica Bank Shareholder should consult his or her own tax advisor as to the specific tax consequences of a Cash Election and the Merger to such shareholder.

    2. TREATMENT OF NON-ELECTING SHARES. Any Shares (other than Dissenting Shares) with respect to which the Exchange Agent does not receive an effective, properly completed Letter of Transmittal at or prior to the Election Deadline will be deemed to be Shares with respect to which such shareholder has elected to receive the Stock Consideration. This Letter of Transmittal will be deemed properly completed only if: (i) accompanied by one or more Certificates with respect to such Shares (or (a) such documents concerning lost certificates as are required pursuant to Instruction C4 or (b) a properly executed Guarantee of Delivery with respect to such Shares) and (ii) accompanied by any other documents required by the Exchange Agent or Western.

    3. ELECTION DEADLINE. In order for a Cash Election to be effective, the Exchange Agent must receive a properly completed Letter of Transmittal, accompanied by all required documents, no later than 5:00 p.m., Pacific Standard
Time, on January     , 1998, which is the Election Deadline.

    4. CHANGES TO CASH ELECTIONS. Any holder of Santa Monica Bank Stock who has made a Cash Election may, at any time at or prior to the Election Deadline, change his or her Cash Election by submitting to the Exchange Agent a properly completed and signed revised Letter of Transmittal with all required additional documents, provided that the Exchange Agent receives such revised Letter of Transmittal and other necessary documents at or prior to the Election Deadline. Any holder of Santa Monica Bank Stock may at any time at or prior to the Election Deadline revoke his or her Cash Election and withdraw his or her Certificates deposited with the Exchange Agent by written notice to the Exchange Agent received at or prior to the Election Deadline. If a Cash Election is revoked by a Santa Monica Bank Shareholder at or prior to the Election Deadline, the related Shares of Santa Monica Bank Stock will automatically be deemed to be Shares with respect to which such shareholder has elected to receive the Stock Consideration unless and until a new Cash Election is properly made with respect to such shares of Santa Monica Bank Stock at or prior to the Election Deadline. In the event of such revocation of a Cash Election, upon request of the holder who submitted the revoked Cash Election, Certificates representing the related shares of Santa Monica Bank Stock will be returned without charge to such holder.

    5. NO FRACTIONAL SHARES. No certificates representing fractional shares of Western Stock will be issued in the Merger. In lieu of any fractional share of Western Stock, holders of Shares that are converted into the right to receive Western Stock will receive cash in an amount equal to such fractional proportion of the price of a share of Western Stock as of the close of business on the day immediately prior to the Effective Time.

    6. NO LIABILITY. Neither Western, Santa Monica Bank nor the Exchange Agent will be liable to any holder of shares of Santa Monica Bank Stock for any cash delivered to a public official pursuant to any applicable abandoned property, escheat or similar law.

C. RECEIPT OF CASH CONSIDERATION, SPECIAL INSTRUCTIONS, ADDITIONAL COPIES, LOST CERTIFICATES AND TAXES

    1. RECEIPT OF MERGER CONSIDERATION. As soon as practicable after the Effective Time, holders who have surrendered their Certificates to the Exchange Agent for cancellation, together with this Letter of Transmittal duly executed and completed in accordance with these instructions and such other documents as are required pursuant to such instructions, shall be entitled to receive in exchange therefor a check in the amount equal to the cash that such holder has the right to receive (including any cash in lieu of any fractional shares). All cash paid upon conversion of the Santa Monica Bank Stock in accordance with the terms of the Merger Agreement shall be deemed to have been paid or issued in full satisfaction of all rights pertaining to such Shares.

    2. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If any check is to be payable to the order of, or registered in the name of, a person other than the person(s) signing this Letter of Transmittal or if such check is to be sent to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal but at an address other than that shown in the box entitled "Description of Shares," the "Special Payment Instructions" and/or "Special Delivery Instructions" on this Letter of Transmittal must be completed, and signature guarantees will be required (see Instruction A6).

    3. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Requests for assistance may be directed to the Exchange Agent at the address or telephone number set forth in the Letter of Transmittal. Additional copies of this Letter of Transmittal, instructions and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may also be obtained from the Exchange Agent. In addition, copies of this Letter of Transmittal, instructions and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be obtained by persons who become holders (or beneficial owners) of Santa Monica Bank Stock between the Mailing Date and the close of business on the business day prior to the Election Deadline from Western Bancorp, 4100 Newport Place, Suite 900, Newport Beach, California 92660,
Attention: Julius G. Christensen, telephone (714) 863-2459. Additional copies of the Proxy Statement may be obtained from Santa Monica Bank, 1251 Fourth Street, Santa Monica, California 90401, Attention: Dario Quiroga, telephone (310) 394-9611.

    4. LOST, DESTROYED OR STOLEN CERTIFICATES. If any Certificate(s) representing Santa Monica Bank Stock has been lost, destroyed or stolen, the owner of such Certificate should promptly contact the Exchange Agent for additional instructions as to the steps that may be taken in order to replace the Certificate(s), or complete a valid Cash Election by submission of a Letter of Transmittal accompanied by an appropriate affidavit and indemnification acceptable to the Exchange Agent, Western, Santa Monica Bank and/or their respective sureties (which may require such person to post or make payment for a bond against any claim that may be made with respect to such Certificate(s)).

    5. STOCK TRANSFER TAXES. If any check is to be issued in a name other than that in which the Certificates surrendered in exchange therefor are registered, it shall be a condition of such exchange that the person requesting such exchange shall pay the amount of any stock transfer taxes (whether imposed on the registered holder or such person), payable on account of the transfer to such person, to the Exchange Agent or satisfactory evidence of the payment of such taxes, or exemption therefrom, shall be submitted to the Exchange Agent before any such check is issued.

    6. WITHHOLDING. Following the Merger, Western or the Exchange Agent shall be entitled to deduct and withhold from the consideration otherwise payable pursuant to the Merger Agreement to any holder of Shares such amounts as it is required to deduct and withhold with respect to the making of such payment under the Internal Revenue Code of 1986, as amended, or any provision of state, local or foreign tax law. To the extent that amounts are so withheld by Western or the Exchange Agent, such withheld amounts shall be treated for all purposes of the Merger Agreement as having been paid to the holder of the Shares in respect of which such deduction and withholding was made by Western or the Exchange Agent.

    7. SUBSTITUTE FORM W-9. Under the federal income tax law, a shareholder who delivers Santa Monica Bank Stock is required by law to provide the Exchange Agent (as payor) with such shareholder's correct Taxpayer Identification Number ("TIN") on the enclosed Substitute Form W-9. If such shareholder is an individual, the TIN is such shareholder's social security number. If the Exchange Agent is not provided with the correct TIN, the shareholder may be subject to a $50 penalty imposed by the Internal Revenue Service (the "IRS"). In addition, any cash payments that are made to such shareholder with respect to Santa Monica Bank Stock converted in the Merger may be subject to backup withholding of 31%. Certain shareholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, such individual must submit a statement, signed under penalties of perjury, attesting to such individual's exempt status. Forms of such statements can be obtained from the Exchange Agent. If backup withholding applies with respect to a shareholder, the Exchange Agent is required to withhold 31% of any cash payments made to such shareholder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the IRS.

    To prevent backup withholding on any cash payments that are made to a shareholder with respect to Santa Monica Bank Stock covered hereby, the shareholder is required to notify the Exchange Agent of such shareholder's correct TIN by completing the Substitute Form W-9 certifying (i) that the TIN provided on Substitute Form W-9 is correct (or that such shareholder is awaiting a TIN) and (ii) that (a) such shareholder has not been notified by the IRS that such shareholder is subject to backup withholding as a result of a failure to report all interest or dividends or (b) the IRS has notified such shareholder that such shareholder is no longer subject to backup withholding.

    The shareholder is required to give the Exchange Agent the social security number or employer identification number of the record holder of the Shares tendered hereby. If such Shares are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance concerning which number to report. If the shareholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, such shareholder should write "Applied For" in the space provided for the TIN in Part 1, and sign and date the Substitute Form W-9. If "Applied For" is written in Part 1, and the Exchange Agent is not provided with a TIN within 60 days, the Exchange Agent will withhold 31% of all cash payments to such shareholder until a TIN is provided to the Exchange Agent.

    Each Santa Monica Bank Shareholder should consult his or her own accountant or tax advisor for further guidance in completing the Substitute Form W-9.
                            ------------------------

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

    GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYOR.--Social Security numbers have nine digits separated by two hyphens: I.E., 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: I.E., 00-0000000. The table below will help determine the number to give the payor.

                              GIVE THE SOCIAL                                    GIVE THE EMPLOYER
    FOR THIS TYPE OF          SECURITY NUMBER           FOR THIS TYPE OF           IDENTIFICATION
        ACCOUNT:                    OF--                    ACCOUNT:                NUMBER OF--
------------------------  ------------------------  ------------------------  ------------------------

1. Individual             The individual            6.  A valid trust,        The legal entity (do not
                                                    estate or pension trust   furnish the identifying
                                                                              number of the personal
                                                                              representative or
                                                                              trustee unless the legal
                                                                              entity itself is not
                                                                              designated in the
                                                                              account title) (4)

2. a. Two or more         The actual owner of the   7.  Corporation           The corporation
      individuals (joint  account or, if combined
      account)            funds, the first
                          individual on the
                          account (1)

3. Custodian account of   The minor (2)             8.  Association, club,    The organization
   a minor (Uniform Gift                                religious,
    to Minors Act)                                      charitable,
                                                        educational or other
                                                        tax-exempt
                                                        organization

4. a. The usual           The grantor-trustee (1)   9.  Partnership           The partnership
      revocable savings
      trust (grantor is
      also trustee)

  b. The so-called trust  The actual owner (1)      10. A broker or           The broker or nominee
    account that is not                             registered nominee
    a legal or valid
    trust under State
    law

5. Sole proprietorship    The owner (3)             11. Account with the      The public entity
                                                        Department of
                                                        Agriculture in the
                                                        name of a public
                                                        entity (such as a
                                                        State or local
                                                        government, school
                                                        district or prison)
                                                        that receives
                                                        agricultural program
                                                        payments

In providing the name of the Substitute Form W-9:

(1) List first and circle the name of the person whose number you furnish.

(2) Circle the minor's name and furnish the minor's social security number.

(3) Show the name of the owner. You may also enter the business or "doing business as" name. You may use either the owner's social security number or Employer Identification Number.

(4) List first and circle the name of the legal trust, estate or pension trust.

NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

OBTAINING A NUMBER

    If you do not have a taxpayer identification number or you do not know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service ("IRS") and apply for a number.

PAYEES EXEMPT FROM BACKUP WITHHOLDING

    Payees exempt from backup withholding include the following:

    - A corporation

    - A financial institution

    - An organization exempt from tax under section 501(a), or an individual retirement plan, or a custodial account under section 403(b)(7)

    - The United States or any agency or instrumentality thereof

    - A State, the District of Columbia, a possession of the United States or any political subdivision or wholly-owned agency or instrumentality thereof

    - A foreign government, a political subdivision of a foreign government or any wholly-owned agency or instrumentality thereof

    - An international organization or any agency or instrumentality thereof

    - A dealer in securities or commodities registered as such under the laws of the United States or a State

    - A real estate investment trust

    - A common trust fund operated by a bank under section 584(a)

    - An entity registered at all times during the year under the Investment Company Act of 1940

    - A foreign central bank of issue.

    Exempt payees described above should file the Substitute Form W-9 to avoid erroneous backup withholding.

PRIVACY ACT NOTICE

    Section 6109 requires most recipients of dividends, interest or other payments to give taxpayer identification numbers to payers who must report the payments to the IRS. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. Payors must be given the numbers whether or note recipients are required to file tax returns. Payors must generally withhold 31% of taxable interest, dividends and certain other payments to a payee who does not furnish a taxpayer identification number.

PENALTIES

    (1) PENALTY FOR FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER. If you fail to furnish your taxpayer identification number, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

    (2) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a penalty of $500.

    (3) CRIMINAL PENALTY FOR FALSIFYING INFORMATION. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

    FOR ADDITIONAL INFORMATION, CONTACT YOUR TAX ADVISOR OR THE INTERNAL REVENUE SERVICE